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                                                                    EXHIBIT 10.9

THIS AMENDED AND REPLACEMENT WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

        No. W -1                                               AMENDED AND
                                                           REPLACEMENT WARRANT
                                                        TO PURCHASE COMMON STOCK

ISSUED:  August 27, 2001
Void After: May 7, 2007


                        NATURE'S SUNSHINE PRODUCTS, INC.

  This Amended and Replacement Warrant ("Warrant) is issued to Cetalon Corporation or its registered assigns ("Holder") by Nature's Sunshine Products, Inc., a Utah corporation (the "Company"), as of August 27, 2001 (the "Warrant Issue Date") to amend and replace that certain warrant issued to Holder on May 8, 2001 ("Previous Warrant"). The Previous Warrant is being returned by Holder and replaced by this Warrant to purchase a reduced number of shares in consideration of amounts advanced to Holder pursuant to the terms of that certain Convertible Promissory Note issued by Holder to the Company (the "Note") as of an even date herewith. This Warrant, like the Previous Warrant, is issued in connection with the strategic relationship established between Holder and the Company through the execution of a certain Exclusive Manufacturing Agreement by and between Holder and Innovative Botanical Solutions, Inc., an affiliate of the Company dated as of May 8, 2001 (the "Manufacturing Agreement"). The Company instructs Holder to return the original Previous Warrant to the Company marked "Cancelled" in exchange for the issuance of this Warrant and the Note.

  1. PURCHASE OF SHARES. Subject to the terms and conditions hereinafter set forth and set forth in the Purchase Agreement, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to 649,884 fully paid and nonassessable shares of Common Stock of the Company, as more fully described below. The shares of Common Stock issuable pursuant to this Section 1 (the "Shares") shall also be subject to adjustment pursuant to Section 7 hereof.

  2. EXERCISE PRICE. The purchase price for the Shares shall be $11.125 per share. Such price shall be subject to adjustment pursuant to Section 7 hereof (such price, as adjusted from time to time, is herein referred to as the "Exercise Price").

  3. EXERCISE PERIOD. Each year beginning on May 8, 2003, twenty-five percent (25%) of the Shares ("Annual Percentage") shall become exercisable; provided, however, that if the Holder has not met a Minimum Requirement set forth on Exhibit C to the Manufacturing Agreement then no Shares will become exercisable under this Warrant and the Annual Percentage for the year that such minimum
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requirement was not met shall permanently lapse. This Warrant shall remain so exercisable until the earlier of (i) 5:00 p.m. on May 3, 2007, or (ii) the termination of the Manufacturing Agreement for any reason or no reason; provided, however, that in the event of (a) the closing of the Company's sale or transfer of all or substantially all of its assets, or (b) the closing of the acquisition of the Company by another entity by means of merger, consolidation or other transaction or series of related transactions, resulting in the exchange of the outstanding shares of the Company's capital stock such that the stockholders of the Company prior to such transaction own, directly or indirectly, less than 50% of the voting power of the surviving entity, this Warrant shall, on the date of such event, no longer be exercisable and become null and void. In the event of a proposed transaction of the kind described above, the Company shall notify the holder of the Warrant at least fifteen (15) days prior to the consummation of such event or transaction.

  4. METHOD OF EXERCISE. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

         (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Election attached hereto, to the Secretary of the Company at its principal offices; and

         (b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

  5. CERTIFICATES FOR SHARES. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within thirty (30) days of the delivery of the subscription notice.

  6. ISSUANCE OF SHARES. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

  7. RESTRICTIONS ON TRANSFER. The Shares shall initially be subject to a transfer restriction (the "Transfer Restriction"). Except as provided in this
Section 7, the undersigned shall not transfer, assign, encumber or otherwise dispose of any of the Shares, except that Holder may transfer the Shares to an individual or entity controlling, controlled by or under the common control with Holder. The Transfer Restriction shall lapse on the fifth anniversary of the date of this Agreement.

  8. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

         (a) SUBDIVISIONS, COMBINATIONS AND OTHER ISSUANCES. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.
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         (b) RECLASSIFICATION, REORGANIZATION AND CONSOLIDATION. In case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

         (c) NOTICE OF ADJUSTMENT. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Warrant Price, the Company shall promptly notify the holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

  9. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

  10. NO STOCKHOLDER RIGHTS. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 9 shall limit the right of the Holder to be provided the Notices required under this Warrant or the Purchase Agreement.

  11. TRANSFERS OF WARRANT. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable in whole or in part by the Holder to any person or entity upon written notice to the Company. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the holders one or more appropriate new warrants.

  12. SUCCESSORS AND ASSIGNS. The terms and provisions of this Warrant and the Purchase Agreement shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

  13. AMENDMENTS AND WAIVERS. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder.

  14. INVESTMENT INTENT. By accepting this Warrant, the Holder represents that it is acquiring this Warrant for investment and not with a view to, or for sale in connection with, any distribution thereof.

  15. NOTICES. All notices required under this Warrant and shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by
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professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

  16. ATTORNEYS' FEES. If any action of law or equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.

  17. CAPTIONS. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

  18. GOVERNING LAW. This Warrant shall be governed by the laws of the State of Utah as applied to agreements among residents made and to be performed entirely within the State of Utah.

  IN WITNESS WHEREOF, caused this Warrant to be executed by an officer thereunto duly authorized.

                                             ________________________________

                                             By: ____________________________
                                                 Name and Title
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NOTICE OF EXERCISE

To: [CORPORATION NAME]

  The undersigned hereby elects to purchase _______________ shares of Common Stock of Nature's Sunshine Products, Inc. pursuant to the terms of the attached Warrant and payment of the Exercise Price per share required under such Warrant accompanies this notice.

  The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

                                                 WARRANTHOLDER:

                                                 _______________________________

                                                 By: ___________________________
                                                       [NAME]

                                   Address:      _______________________________
                                                 _______________________________

 Date: ____________________________________

 Name in which shares should be registered:
 __________________________________________